UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2011 (March 22, 2011)
Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50743	77-0602661

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Third Street, Cambridge, MA	02142

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 551-8200
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On March 22, 2011, a civil complaint was filed in the United States District Court for the District of Massachusetts by The University of Utah (the “University”). The complaint, which names Alnylam Pharmaceuticals, Inc. (the “Company”), Max-Planck-Gesellschaft zur Forderung der Wissenschaften E.V., Max Planck-Innovation GmbH, the Whitehead Institute for Biomedical Research, the Massachusetts Institute of Technology and the University of Massachusetts, alleges claims to inventorship by Dr. Brenda Bass, a professor at the University, to the Tuschl patents. The University is seeking corrections to the inventorship of the Tuschl patents, unspecified damages and other relief.
The Company strongly disagrees with the claims asserted in this action and intends to defend the action vigorously.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.
Date: March 23, 2011	By:	/s/ Michael P. Mason
Michael P. Mason
Vice President, Finance and Treasurer